


<ARTICLE> 5
<LEGEND>
This schedul contains summary financial information extracted from the balance sheet of CNL Income Fund, Ltd. at March 31, 1998, and its statement of income for the three months then ended and is qualified in its entirety by reference to the Form 10Q of CNL Income Fund, Ltd. for the three months ended March 31, 1998.
</LEGEND>

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-31-1998
<PERIOD-START>                             JAN-01-1998
<PERIOD-END>                               MAR-31-1998
<CASH>                                         283,981
<SECURITIES>                                         0
<RECEIVABLES>                                   22,848
<ALLOWANCES>                                     3,460
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                      10,358,378
<DEPRECIATION>                               2,225,939
<TOTAL-ASSETS>                               9,407,583
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                             0
<OTHER-SE>                                   8,926,368
<TOTAL-LIABILITY-AND-EQUITY>                 9,407,583
<SALES>                                              0
<TOTAL-REVENUES>                               276,738
<CGS>                                                0
<TOTAL-COSTS>                                   84,072
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                                213,539
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                            213,539
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                   213,539
<EPS-PRIMARY>                                        0
<EPS-DILUTED>                                        0

<F1>Due to the nature of its industry, CNL Income Fund, Ltd. has an unclassified balance sheet; therefore no values are shown above for current assets and current liabilites.




